SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 31, 2022

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COEPTIS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56194	84-3998117
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 Bradford Rd, Suite 420 Wexford, Pennsylvania		15090
(Address of principal executive offices)		(Zip Code)

724-934-6467

(Registrant’s telephone number, including area code)

____________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 31, 2022, Coeptis entered into an exclusive license agreement (the “SNAP-CAR Agreement”) with the University of Pittsburgh for certain intellectual property rights related to the Universal self-labeling SynNotch and CARs for programable antigen-targeting technology platform (the, “Licensed Technology”). This license relates to one of the identified asset groups that was included in the exclusive option agreement between Coeptis and the University of Pittsburgh that was previously announced in our Current Report on Form 8-K that was filed with the Securities and Exchange Commission on May 17, 2022. Under the terms of the SNAP-CAR Agreement, Coeptis has been assigned the worldwide development and commercialization rights to the Licensed Technology in the field of human treatment of cancer with antibody or antibody fragments using SNAP-CAR T cell technology, along with (i) an intellectual property portfolio consisting of issued and pending patents and (ii) options regarding future add-on technologies and developments. In consideration of these rights, privileges and license, Coeptis paid an initial license fee of $75,000, and will have annual maintenance fees ranging between $15,000 and $25,000, as well as developmental milestone payments (as further described in the SNAP-CAR Agreement) and royalties equal to 3.5% of net sales. The SNAP-CAR Agreement also contemplates that Coeptis and the University of Pittsburgh will also enter into a Sponsored Research Agreement over the ninety (90) days following the date of the SNAP-CAR Agreement, with the goal of further researching and optimizing the SNAP-CAR platform.

Item 7.01	Regulation FD Disclosure

On September 7, 2022, Coeptis Therapeutics, Inc. (the “Company” or “Coeptis”) posted an investor presentation (the “Presentation”) to its website and it is available in the Presentations section of the Company’s website at https://coeptistx.com/presentation. A copy of the Presentation is included as Exhibit 99.1 to this Current Report on Form 8-K.

The Company intends to use the Presentation in presentations to investors and analysts from time to time in the future, including in connection with the proposed business combination involving the Company and Bull Horn Holdings Corp (“Bull Horn”). The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination by the Company that the information in this Current Report on Form 8-K is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company. The information in the materials is presented as of July 6, 2022, and the Company does not assume any obligation to update such information in the future.

The information in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Coeptis Therapeutics, Inc. Presentation

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed business combination with Coeptis and Bull Horn. Coeptis intends to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the proposed business combination. The definitive proxy statement will be sent or given to the stockholders of Coeptis. This communication is not a substitute for the definitive proxy statement or any other document that may be filed by Coeptis with the SEC. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Coeptis with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov.

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Participants in the Solicitation

Coeptis and its directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from Coeptis’ stockholders with respect to the proposed business combination. Investors and securityholders may obtain more detailed information regarding the names and interests in the business combination of the directors and officers of Coeptis in Coeptis’ filings with the SEC. Additional information regarding the interests of such potential participants will also be included in the preliminary proxy statement and definitive proxy statement when they are filed with the SEC.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits hereto do not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made herein and in the attached Presentation contain, and certain oral statements made by representatives of Coeptis and its respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Bull Horn’s and Coeptis’ actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, statements regarding (i) the technologies which are the subject of Coeptis’ potential expansion focus, including its option agreement with the University of Pittsburgh, (ii) Coeptis’ expectations with respect to future performance and anticipated financial impacts of the Bull Horn business combination, and (iii) the satisfaction of the closing conditions to such business combination and the timing of the completion of such business combination. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of Coeptis and are difficult to predict. Factors that may cause such differences include but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of that certain Agreement and Plan of Merger dated effective as of April 18, 2022 (as may be further amended or supplemented from time to time, the “Merger Agreement”), with Coeptis, Bull Horn and BH Merger Sub Inc. (a wholly-owned subsidiary of Bull Horn); (2) the inability to complete the business combination, including due to the failure to obtain approval of the shareholders of Bull Horn or other conditions to closing in the Merger Agreement; (3) the inability to obtain or maintain the listing of Bull Horn’s securities on the Nasdaq Capital Market following the business combination; (4) the risk of significant redemptions by Bull Horn’s public stockholders in connection with the closing of the business combination, leaving the combined post-closing company with limited funds to finance its business plans; (5) the risk that the business combination disrupts current plans and operations of Coeptis as a result of the announcement and consummation of the business combination; (6) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees; (7) the risks that Coeptis’ products in development (including those which may be acquired from the University of Pittsburgh) fail clinical trials or are not approved by the U.S. Food and Drug Administration or other applicable regulatory authorities; (8) costs related to the business combination and expansion opportunities, including in connection with any exercise of Coeptis’ option with the University of Pittsburgh; (9) changes in applicable laws or regulations; (10) the possibility that Bull Horn or Coeptis may be adversely affected by other economic, business, and/or competitive factors; and (11) the impact of the global COVID-19 pandemic on any of the foregoing risks and other risks and uncertainties to be identified in the proxy statement (when available) relating to the business combination, including those under “Risk Factors” therein, and in other filings with the SEC made by Coeptis. The foregoing list of factors is not exclusive. Readers are referred to the most recent reports filed with the SEC by Coeptis. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Coeptis undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeptis Therapeutics, Inc.

Date: September 7, 2022	By:	/s/ David Mehalick
David Mehalick Chief Executive Officer

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